                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of report (Date of earliest event reported):                 April 20, 1998




                         EDUCATION LOANS INCORPORATED

                          --------------------------
            (Exact name of registrant as specified in its charter)


           Delaware                     333-26679-01             91-1819974
(State or other jurisdiction of         (Commission           (I.R.S. Employer
incorporation or organization)          File Number)         Identification No.)


105 First Avenue Southwest, Aberdeen, South Dakota                  57401
     (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code:               (605) 622-4400


                                Not Applicable
         (Former name or former address, if changed since last report)

Item 1.        Changes in Control of Registrant.

               Not Applicable.

Item 2.        Acquisition or Disposition of Assets.

               Not Applicable.

Item 3.        Bankruptcy or Receivership.

               Not Applicable.

Item 4.        Changes in Registrant's Certifying Accountant.

               Not Applicable.

Item 5.        Other Events.

               Pursuant to the Servicing Agreement, dated as of February 1, 1998 (the "Agreement"), among Education Loans Incorporated, as Issuer (the "Issuer"), Student Loan Finance Corporation, as Servicer (the "Servicer"), and U.S. Bank National Association, as Trustee (the "Trustee"), the Servicer delivered to the Trustee the statement required by Section 5.23 of the Indenture and Section 21 of the Agreement, which statement is being filed as Exhibit
               99.1 to this Form 8-K, and based thereon the Trustee is required to make distributions to the holders of the Issuer's Student Loan Asset-Backed Callable Notes, Series 1998-1.

Item 6.        Resignation of Registrant's Directors.

               Not Applicable.

Item 7.        Financial Statements and Exhibits.

     (c)       Exhibits

               The following exhibit is filed herewith. The exhibit number corresponds with Item 601(b) of Regulation S-K.

               Exhibit No.                  Description
               99.1          Servicing Report, dated March 31, 1998, delivered
                             to the Trustee.

Item 8.        Change in Fiscal Year.

               Not Applicable.

Item 9.        Sales of Equity Securities Pursuant to Regulation S.

               Not Applicable.

Signature

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereto duly authorized.

Date: April 20, 1998

                                       EDUCATION LOANS INCORPORATED


                                       By /s/ A. Norgrin Sanderson
                                          -------------------------
                                          A. Norgrin Sanderson
                                          President

                                 EXHIBIT INDEX
                                 -------------

Exhibit             Description of Exhibit
-------             ----------------------
 99.1               Servicing Report, dated March 31, 1998, delivered to the
                    Trustee.